Exhibit 10.1

EXECUTION VERSION

EXTENSION AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT

EXTENSION AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 3, 2019 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the undersigned Revolving Facility Lenders (the “Lenders”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, certain subsidiaries thereof, the Administrative Agents and the Lenders entered into that certain Amendment and Restatement Agreement, dated as of May 6, 2015, whereby that certain Credit Agreement, dated as of July 2, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 17, 2012, that certain Amendment No. 2 to Credit Agreement, dated as of October 5, 2012, that certain Amendment No. 3 to Credit Agreement, dated as of February 1, 2013, that certain Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, that certain Amendment No. 5 to Credit Agreement, dated as of November 26, 2013, that certain Amendment No. 6 to Credit Agreement, dated as of May 16, 2014 and that certain Amendment No. 7 to Credit Agreement, dated as of April 17, 2015) was amended and restated in its entirety in the form of that certain Amended and Restated Credit Agreement, dated as of May 6, 2015 (as amended by that certain Incremental Amendment to Amended and Restated Credit Agreement, dated as of January 15, 2016, that certain Repricing Amendment to Amended and Restated Credit Agreement, dated as of July 22, 2016, that certain Incremental Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 19, 2017, that certain Repricing Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 20, 2017, that certain Repricing Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 22, 2017, and that certain Incremental Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 26, 2018, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers (on behalf of themselves and each Guarantor), the undersigned Lenders and the Administrative Agents have agreed to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, SunTrust Robinson Humphrey, Inc. is acting as sole lead arranger and bookrunner for this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and

Extension Amendment No. 1 to

Amended and Restated Credit Agreement

valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto (including, without limitation, the Borrowers acting on behalf of themselves and each Guarantor) hereby agree as follows:

SECTION 1.                            Amendments to Credit Agreement. The Credit Agreement is, effective as of the Extension Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:  The definition of “Maturity Date” in Section 1.1 of the Credit Agreement shall be amended by replacing clause (a) thereof with the following: “(a) in the case of the Revolving Loan Facility, the earliest of (i) April 17, 2023, (ii) six (6) months prior to the Maturity Date of the 2017 Incremental Refinancing B-1 Term Facility, if, on or prior to July 19, 2020, the 2017 Incremental Refinancing B-1 Term Facility has not been repaid in full or refinanced with debt having a maturity date no earlier than April 17, 2023, and (iii) six (6) months prior to the maturity date of the 2023 Senior Unsecured Notes, if, on or prior to October 1, 2022, such series of senior unsecured notes has not been repaid in full or refinanced with debt having a maturity date no earlier than April 17, 2023;”.

SECTION 2.                            Fees. The Borrowers agree to pay a non-refundable amendment fee (individually, an “Amendment Fee” and, collectively, the “Amendment Fees”) to each of the existing Revolving Facility Lenders that consents to this Amendment by the Consent Deadline (defined below) equal to 0.075% of the amount of the Revolving Loan Commitments of such consenting Revolving Facility Lender immediately prior to the Extension Amendment No. 1 Effective Date (as defined below).  The Amendment Fees shall be due and payable in cash on the Extension Amendment No. 1 Effective Date.

SECTION 3.                            Reference to and Effect on the Loan Documents.

(a)                                 On and after the Extension Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness or the other obligations of the Borrowers or any other Borrower Party under the Loan Documents.

(c)                                  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)                                 This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4.                            Conditions of Effectiveness.  This Amendment shall become

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effective as of the date on which the following conditions shall have been satisfied (or waived) (the “Extension Amendment No. 1 Effective Date”):

(a)                                 The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers and the Lenders on, or prior to, 3:00 p.m., New York City time on April 3, 2019 (the “Consent Deadline”);

(b)                                 After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality, in which case such representation or warranty is true and correct in all respects) as of the Extension Amendment No. 1 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (unless any such representation or warranty is qualified as to materiality, in which case such representation or warranty is true and correct in all respects) as of such earlier date) and immediately prior to and after giving effect to the Extension Amendment No. 1 Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)                                  The Administrative Agents shall have received a legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Borrower Parties, addressed to the Administrative Agents and the Lenders and reasonably satisfactory to the Revolving Facility Administrative Agent;

(d)                                 The Administrative Agents shall have received, with respect to each Borrower Party, a loan certificate signed by the secretary or assistant secretary of such Person, certifying a true, complete and correct copy of the resolutions of such Person (or its general partner, members or manager, as applicable) authorizing the execution, delivery and performance by such Person of this Amendment, the Credit Agreement (as amended hereby) and the Loan Documents to which it is a party;

(e)                                  The Administrative Agents shall have received a certificate of the secretary or an assistant secretary of the Administrative Borrower confirming compliance with the conditions precedent set forth in clause (b) of this Section 4;

(f)                                   The Borrowers shall have paid all fees required to be paid to the Lenders on or before the Extension Amendment No. 1 Effective Date (including, without limitation, the Amendment Fees); and

(g)                                  The Borrowers and each of the Guarantors shall have provided, at least one Business Day prior to the Extension Amendment No. 1 Effective Date, the documentation and other information to the Lenders that are required by regulatory authorities under applicable “know-your-customer” rules and regulations (including, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in respect of such Borrower), including the Patriot Act.

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For purposes of this Amendment, (1) “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation and (2) “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

SECTION 5.                            Representations and Warranties.  Each of the Borrowers, on behalf of itself and each Guarantor, hereby represents and warrants to the Revolving Facility Administrative Agent that:

(a)         on and as of the date hereof (i) such Borrower or Guarantor, as the case may be, has all requisite corporate or other power and authority to enter into (or, solely in the case of each Guarantor in respect of this Amendment, to cause each Borrower to enter into on such Guarantor’s behalf) and perform its respective obligations under, this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized by each Borrower and Guarantor and executed and delivered by each Borrower on behalf of itself and each Guarantor;

(b)         this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies; and

(c)          as of the Extension Amendment No. 1 Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

SECTION 6.                            Declining Lenders.  If any Revolving Facility Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Revolving Facility Administrative Agent prior to the Consent Deadline (as defined above), then pursuant to and in compliance with the terms of Section 11.16 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations purchased and assumed by a Lender upon such Lender’s execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto).

SECTION 7.                            Costs and Expenses.  The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Revolving Facility Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Revolving Facility Administrative Agent), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.

SECTION 8.                            Reaffirmation.  Each Borrower, for itself and on behalf of each Guarantor, hereby (i) ratifies and reaffirms all of the payment and performance obligations of each Borrower and Guarantor, contingent or otherwise, under each of the Loan Documents to which such Borrower or Guarantor, respectively, is a party, (ii) ratifies and reaffirms each grant of a lien

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on, or security interest in, the property of each Borrower and Guarantor made pursuant to the Loan Documents (including, without limitation, the grant of security made by any Borrower or Guarantor pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms such Guarantor’s guaranty of the Obligations pursuant to its respective Guaranty.

SECTION 9.                            Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 10.                     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11.                     WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Extension Amendment No. 1 to Amended and Restated Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYO GROUP, LLC,
as a Borrower

By:	/s/ Matt Steinfort
	Name:	Matt Steinfort
	Title:	Chief Financial Officer

ZAYO CAPITAL, INC.,
as a Borrower

By:	/s/ Matt Steinfort
	Name:	Matt Steinfort
	Title:	Chief Financial Officer

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

SUNTRUST BANK,
As Revolving Facility Administrative Agent
and as a Revolving Facility Lender

By:	/s/ Paige Scheper
	Name:	Paige Scheper
	Title:	Vice President

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Term Facility Administrative Agent

By:	/s/ Lisa Hanson
	Name:	Lisa Hanson
	Title:	Vice President

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

Barclays Bank PLC,
as Revolving Facility Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

Citibank, N.A.,
as Revolving Facility Lender

By:	/s/ Ioannis Theocharis
	Name:	Ioannis Theocharis
	Title:	Vice President

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA,
as Revolving Facility Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

J.P. MORGAN CHASE BANK, N.A.
as Revolving Facility Lender

By:	/s/ Nicolas Gitron-Beer
	Name:	Nicolas Gitron-Beer
	Title:	Executive Director

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

Morgan Stanley Senior Funding Inc.,
as Revolving Facility Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as Revolving Facility Lender

By:	/s/ Kevin Quan
	Name:	Kevin Quan
	Title:	Authorized Signatory

Signature Page to

Extension Amendment No. 1 to Amended and Restated Credit Agreement

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to that certain Amendment and Restatement Agreement, dated as of May 6, 2015, by and among ZAYO GROUP, LLC, a Delaware limited liability company (the “Administrative Borrower”), ZAYO CAPITAL, INC., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually, a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lender (the “Lenders”), SUNTRUST BANK, as the Issuing Bank, SUNTRUST BANK, as the Collateral Agent, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Term Loan Facility (in such capacity, the “Term Facility Administrative Agent”), and SUNTRUST BANK, as the administrative agent for the Revolving Loan Facility (in such capacity, the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, each, individually an “Administrative Agent” and, collectively, the “Administrative Agents”), whereby that certain Credit Agreement, dated as of July 2, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 17, 2012, that certain Amendment No. 2 to Credit Agreement, dated as of October 5, 2012, that certain Amendment No. 3 to Credit Agreement, dated as of February 1, 2013, that certain Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, that certain Amendment No. 5 to Credit Agreement, dated as of November 26, 2013, that certain Amendment No. 6 to Credit Agreement, dated as of May 16, 2014 and that certain Amendment No. 7 to Credit Agreement, dated as of April 17, 2015) was amended and restated in its entirety in the form of that certain Amended and Restated Credit Agreement, dated as of May 6, 2015 (as amended by that certain Incremental Amendment to Amended and Restated Credit Agreement, dated as of January 15, 2016, that certain Repricing Amendment to Amended and Restated Credit Agreement, dated as of July 22, 2016,  that certain Incremental Amendment No, 2 to Amended and Restated Credit Agreement, dated as of January 17, 2017, that certain Repricing Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 20, 2017 and that certain Repricing Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 26, 2018, the “Credit Agreement”; capitalized terms not defined herein have the meanings set forth therein), among the Borrowers, the Persons party thereto from time to time as Guarantors, the Lenders from time to time party thereto and the Administrative Agents.

The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:

The Assignor hereby sells and assigns to the Assignee without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement.  After giving effect to such sale and assignment, the Assignee’s Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (b) agrees that it will, independently and without reliance upon the applicable Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) confirms that it is an Eligible Assignee, (d) appoints and authorizes the applicable Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to such Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, and (f) attaches any U.S. Internal Revenue Service forms required under Section 2.8(b)(v) of the Credit Agreement.

Following the execution hereof, the Assignor and the Assignee shall deliver this Assignment and Acceptance, along with (a) a processing and recordation fee of $3,500 payable by the Assignee to the applicable Administrative Agent and (b) if the Assignee is not a Lender, a completed Administrative Questionnaire, for acceptance and recording by the applicable Administrative Agent.  Unless otherwise indicated on Schedule 1, the effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the applicable Administrative Agent.

Upon such acceptance and recording by the applicable Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance and the Credit Agreement, shall have the rights and obligations of a Lender thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance and the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

Upon such acceptance and recording by the applicable Administrative Agent, from and after the Effective Date, such Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

This Assignment and Acceptance may be executed in any number of counterparts,

each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement.  In proving this Assignment and Acceptance in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

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IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed by their authorized signatory as of the date specified thereon.

[NAME OF ASSIGNOR], as the Assignor

By:
Name:
Title:

Date: , 20

[NAME OF ASSIGNEE], as the Assignee

By:
Name:
Title:

Date: , 20

ACCEPTED [AND APPROVED](1) THIS        DAY
OF             , 20   :

[SUNTRUST BANK, as the Administrative Agent for the Revolving Loan Facility

By:
Name:
Title:	](2)

[MORGAN STANLEY, as the Administrative Agent for the Term Loan Facility

By:
Name:
Title:	](3)

[ZAYO GROUP, LLC, as Administrative Borrower, on behalf of the Borrowers

By:
Name:
	Title:	](4)

(1)  If required under the definition of Eligible Assignee or Section 11.5(b) of the Credit Agreement.

(2)  If applicable.

(3)  If applicable.

(4)  If required under the definition of Eligible Assignee or Section 11.5(b) of the Credit Agreement